Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Merger Fund VL, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the The Merger Fund VL for the period ended June 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the The Merger Fund VL for the stated period.

/s/ Michael T. Shannon Michael T. Shannon Co-President, The Merger Fund	/s/ Roy Behren Roy Behren Co-President and Treasurer, The Merger Fund
Dated: 9/1/2020	Dated: 9/1/2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Merger Fund VL for purposes of Section 18 of the Securities Exchange Act of 1934.